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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 26, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
                ------------------------------------------------


             Delaware                                36-4514369
    --------------------------         --------------------------------------
     (State of Incorporation)           (I.R.S. Employer Identification No.)

    201 North Tryon Street, Charlotte, North Carolina                28255
  -----------------------------------------------------           ------------
         Address of principal executive offices                    (Zip Code)

                                 (704) 387-8239
           ----------------------------------------------------------
               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.         Other Events

                Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7.         Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                     ----------------------------------
       (99)                           Computational Materials prepared by Banc
                                      of America Securities LLC in connection
                                      with Banc of America Mortgage Securities,
                                      Inc., Mortgage Pass-Through Certificates,
                                      Series 2004-G

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA MORTGAGE
                                           SECURITIES, INC.

July 26, 2004

                                           By:   /s/ Judy Lowman
                                                 ----------------------------
                                                 Judy Lowman
                                                 Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.        Description                                 Electronic (E)
-----------        -------------------------------------       --------------

   (99)            Computational Materials                     E
                   prepared by Banc of America
                   Securities LLC in connection with
                   Banc of America Mortgage Securities,
                   Inc., Mortgage Pass-Through
                   Certificates, Series 2004-G